Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2020

Thunder Energies Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-54464	45-1967797
(Commission File Number)	(I.R.S. Employer Identification No.)

3017 Greene St, Hollywood, FL 33020

(Address of principal executive offices)

(786) 686-0231

(Registrant’s telephone number, including area code)

111 Moorings Dr., Lantana, Florida 33426

(561) 560-4302

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements, including, without limitation, in the sections captioned “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Plan of Operations,” and elsewhere. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding (i) the plans and objectives of management for future operations, including plans or objectives relating to the development of commercially viable pharmaceuticals, (ii) a projection of income (including income/loss), earnings (including earnings/loss) per share, capital expenditures, dividends, capital structure or other financial items, (iii) our future financial performance, including any such statement contained in a discussion and analysis of financial condition by management or in the results of operations included pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), and (iv) the assumptions underlying or relating to any statement described in points (i), (ii) or (iii) above.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, our inability to obtain adequate financing, the significant length of time associated with drug development and related insufficient cash flows and resulting illiquidity, our inability to expand our business, significant government regulation of pharmaceuticals and the healthcare industry, lack of product diversification, volatility in the price of our raw materials, existing or increased competition, results of arbitration and litigation, stock volatility and illiquidity, and our failure to implement our business plans or strategies. A description of some of the risks and uncertainties that could cause our actual results to differ materially from those described by the forward-looking statements in this Report appears in the section captioned “Risk Factors” and elsewhere in this Report.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them and to the risk factors.  We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise.

Readers should read this Report in conjunction with the discussion under the caption “Risk Factors,” our financial statements and the related notes thereto in this Report, and other documents which we may file from time to time with the SEC.

1

EXPLANATORY NOTE

Thunder Energies Corporation f/k/a Thunder Fusion Corporation and CCJ Acquisition Corp. (“we”, “us”, “our”, (“TEC” or the “Company”) was incorporated in the State of Florida on April 21, 2011.

On July 1, 2020, Yogev Shvo, an individual and principal shareholder of Nature Consulting, LLC., a Florida limited liability company, (the “Purchaser”) personally acquired 100% of the issued and outstanding shares of preferred stock (the “Preferred Stock”) of Thunder Energies Corporation, a Florida corporation, (the “Company” or the “Registrant”) from Saveene Corporation, a Florida corporation (the “Seller”). (The “Purchase”) The consideration for the purchase was provided to the Purchaser from the individual private funds of Yogev Shvo.

The Preferred Stock acquired by the Purchaser consisted of:

1.	50,000,000 shares of Series A Convertible Preferred Stock wherein each share is entitled to fifteen (15) votes and converts into ten (10) shares of the Company’s common stock.
2.	5,000 shares of Series B Convertible Preferred Stock wherein each share is entitled to one thousand (1,000) votes and converts into one thousand (1,000) shares of the Company’s common stock.
3.	10,000 shares of Series C Non-Convertible Preferred Stock wherein each share is entitled to one thousand (1,000) votes and is non-convertible into shares of the Company’s common stock.

As a result of the Purchase, the Purchaser owns approximately 100% of the fully diluted outstanding equity securities of the Company and approximately 100% of the voting rights for the outstanding equity securities.

The purchase price of $250,000.00 for the Preferred Stock was paid in cash. The consideration for the purchase was provided to the Purchaser from the individuals private funds. The Purchase of the Preferred Stock was the result of a privately negotiated transaction which consummation resulted in a change of control of the Registrant.

On July 22, 2020 Thunder Energies Corp filed an Form 8-K which addressed the Change of Control and the Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On August 14, 2020 Thunder Energies Corp acquired Natural Consulting, LLC as an asset purchase. This filing is provided in accordance with “reverse acquisition” disclosure requirements

In accordance with “reverse acquisition” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Share Exchange will be replaced with the historical financial statements of Natural Consulting, LLC prior to the Share Exchange in all future filings with the SEC. At the current time Thunder Energies Corp is completing the audit of Natural Consulting, LLC’s financial statements and future filings will be submitted with the results.

As used in this Current Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms “Thunder Energies,” the “Company,” the “Registrant,” “we,” “us,” and “our” refer to Thunder Energies Corp., after giving effect to the Share Exchange and the Split-Off.

This Current Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

This Current Report is being filed in connection with a series of transactions consummated by the Company and certain related events and actions taken by the Company.

2

This Current Report responds to the following Items in Form 8-K:

Item 1.01.

Entry into a Material Definitive Agreement

Item 2.01.

Completion of Acquisition or Disposition of Assets

Item 9.01.

Financial Statements and Exhibits

The information contained in this Current Report constitutes the current information necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended (the “Securities Act”).

3

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01 - Completion of Acquisition or Disposition of Assets

Limited Liability Company Interest Purchase Agreement

On August 14, 2020 (the “Closing Date”), the Company, Thunder Energies Corp and the members of Natural Consulting, LLC entered into an Interest Purchase Agreement (the “Interest Purchase Agreement”), which closed on the same date.  Pursuant to the terms of the Interest Purchase Agreement, the members of Natural Consulting, LLC sold all of their membership interest in Natural Consulting, LLC to Thunder Energies Corp in exchange for sixty million (60,000,000) shares of Thunder Energies Corp’s Common Stock.  As a result of this transaction, Natural Consulting, LLC became a wholly-owned subsidiary of Thunder Energies Corp.

Prior to the Interest Purchase Agreement, Thunder Energies Corp continued its former operations while planning the purchase of Natural Consulting. Thunder Energies’ operation is doing business as NACAELI. NACAELI offers fractional luxury yachts, and private jet charter, leasing and ownership. On March 24, 2020, Thunder Energies, Inc. announced its operational affiliate plans with Saveene.Com Inc. (“Saveene”). Under the agreement, Saveene grants Thunder Energies access to several yachts and jets for the purpose of offering these vessels to the end-user and the general public for sale and or charter. This agreement and operations remain in effect and are actively being promoted by the Company.

The Interest Purchase Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.  Breaches of the representations and warranties will be subject to customary indemnification provisions, subject to specified aggregate limits of liability.

The membership Interest Purchase Agreement will be treated as an asset acquisition by the Company for financial accounting purposes.  Thunder Energies Corp will be considered the acquirer for accounting purposes, and the historical financial statements of Natural Consulting, LLC, before the membership exchange will replace the historical financial statements of Thunder Energies Corp. before the membership exchange and in all future filings with the SEC.

The parties have taken all actions necessary to ensure that the Share Exchange is treated as a asset acquisition under the Internal Revenue Code of 1986, as amended.

The issuance of shares of the Company’s Common Stock to members of Natural Consulting, LLC in connection with the Interest Purchase Agreement was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D and/or Regulation S promulgated by the SEC under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement, and are subject to further contractual restrictions on transfer as described below.

We also agreed not to register under the Securities Act the resale of the shares of our Common Stock received in the Share Exchange by our officers, directors and key employees and holders of 10% or more of our Common Stock for a period of two years following the closing of the Share Exchange.

The Interest Purchase Agreement is filed as an exhibit to this Report.  All descriptions of the Interest Purchase Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

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Description of Business

Immediately following the Share Exchange, the business of Natural Consulting, LLC became Thunder Energies Corp.’s main operation.  Natural Consulting, LLC is the premier source of turnkey CBD and Hemp extract solutions, providing high quality products, comprehensive services and a process it’s clients trust. The company was founded in February 2019 and as of June 2020 the Company had over $7.4 million in sales for the year.

The Company specializes in hemp extract manufacturing and distribution, with over 15 years of combined experience in the cannabis industry and a network of over 1,000 premium US CBD and hemp brands suppliers. Over the past two years the Company has become one of the nation’s leading suppliers of quality CBD products and the USA’s premiere source for turnkey white and private label hemp extract product solutions. The Company had sales in excess of $2.2 million is 2019 which has grown to $5.2 million for 2020.

Natural Consulting, LLC’s Mission

Our mission is to be the leading seed-to-sale manufacturer and supplier of high-quality CBD products in the industry. We have identified the following issues as our critical drivers:

1.	Strong Research and Development- The Natural Consulting team is focused on delivering cutting edge, innovative research and development practices that keep it ahead of the competition while it focuses on creating new and exciting formulations, extraction methods, and product categories.
2.	Quality Products & Processes- Natural Consulting’s products are manufactured using only the best ingredients meeting the highest specifications for purity, potency, and quality, ensuring consistency in its premium CBD and hemp.
3.	Supply Chain Control- Natural Consulting controls the entire production process, from the farm to the final process. By handling every step along the way, the Company ensures a streamlined, seamless, reliable supply chain.

Natural Consulting, LLC’s Product Portfolio

Natural Consulting’s main sales are produced through its subsidiary: The Hemp Plug (THP). THP is an innovative leader in quality extraction and sourcing, expert brand building, and targeted marketing for retailers and wholesalers throughout the world. From customization to order fulfillment to brand development and label design, THP provides guided support every step of the way through tailored business strategy. It features the largest collection of customizable CBD and hemp products on the market.

Over the past 18 months THP has worked with over 175 active clients to develop over 500 brands.

In addition to working with retail clients Natural Consulting has access to over 1,000 hemp suppliers, with standing supply agreements from multiple established growers in the industry.

Organizational Structure

Natural Consulting was previously Owned and Operated by Yogev Shvo. After the Interest Purchase Agreement Mr. Shvo will assume the position of Chairman with Mr. Adam Levy serving as CEO/President. Ms. Gloria Galindez will be the CFO with accounting and finance responsibilities. Mr. Levy and Ms. Galindez will jointly supervise the Company’s operations. Direct Reports will be Mr. Edwin Paredes (Production Manager), Ms. Michaela Steward (Head of Design Department) and Mr. Keon Dunbar (Sales Manager).

5

Risk Factors

An investment in our securities involves a high degree of risk. You should not invest in our securities if you cannot afford to lose your entire investment. In deciding whether you should invest in our securities, you should carefully consider the following information together with all of the other information contained in this Current Report.  Any of the following risk factors can cause our business, prospects, financial condition or results of operations to suffer and you to lose all or part of your investment.

General Risks Relating to our Business, Operations of Financial Condition

We have a limited operating history and are subject to the risks encountered by early-stage companies.

Natural Consulting, LLC was organized in Florida in February 2019. Thunder Energies Corp was incorporated in Florida in April, 2011. Because our operating company has a limited operating history, you should consider and evaluate our operating prospects in light of the risks and uncertainties frequently encountered by early-stage companies in rapidly evolving markets. For us, these risks include:

•	risks that we may not have sufficient capital to achieve our growth strategy;
•	risks that we may not develop our product and service offerings in a manner that enables us to be profitable and meet our customers’ requirements;
•	risks that our growth strategy may not be successful; and
•	risks that fluctuations in our operating results will be significant relative to our revenues.

These risks are described in more detail below. Our future growth will depend substantially on our ability to address these and the other risks described in this section. If we do not successfully address these risks, our business would be significantly harmed.

We have a history of net losses, may incur substantial net losses in the future and may not achieve profitability.

Although we have begun to generate revenues, we have incurred significant losses since inception. We expect to incur increased costs to implement our business plan and increase revenues, such as costs relating to expanding our crowd funding platform into additional country markets. If our revenues do not increase to offset these additional expenses or if we experience unexpected increases in operating expenses, we will continue to incur significant losses and will not become profitable. If we are not able to significantly increase our revenues, we will likely not be able to achieve profitability in the future.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern. If we do not continue as a going concern, investors could lose their entire investment.

Our operating losses and working capital deficiency raise substantial doubt about our ability to continue as a going concern.  If we do not generate revenues, do not achieve profitability and do not have other sources of financing for our business, we may have to curtail or cease our development plans and operations, which could cause investors to lose the entire amount of their investment.

If we are unable to manage our anticipated post-Interest Purchase Agreement growth effectively, our business could be adversely affected.

We anticipate that a significant expansion of our operations in order to implement our post-Interest Purchase Agreement business plan. Our future operating results depend to a large extent on our ability to manage this expansion and growth successfully. For us to continue to manage such growth, we must put in place legal and accounting systems, and implement human resource management and other tools. We have taken preliminary steps to put this structure in place. However, there is no assurance that we will be able to successfully manage this anticipated rapid growth. A failure to manage our growth effectively could materially and adversely affect our ability to market our crowd funding platform in multiple venues.

6

Increasing competition within our emerging industry could have an impact on our business prospects.

The CBD market is an emerging industry where new competitors are entering the market frequently. These competing companies may have significantly greater financial and other resources than we have and may have been developing their products and services longer than we have been developing ours. Although our portfolio of products and related revenue stream sources are broad, increasing competition may have a negative impact on our profit margins.

Our business is subject to risks generally associated with fluctuating economic tendencies in the capital markets.

The demand for our products can change over time due to fluctuations in the global and local economies and in the related capital requirements of small and medium-sized enterprises.  These fluctuations could negatively impact our future revenue streams.

If we lose the services of our founders or other members of our senior management team, we may not be able to execute our business strategy.

Our success depends in a large part upon the continued service of our senior management team. In particular, the continued service of our founders, Yogev Shvo, Chief Executive Officer, etc.

We do not maintain key-man insurance for any of our founders or other members of our senior management team. The loss of any of our founders, even temporarily, or any other member of senior management could harm our business.

We may not be able to adequately protect our proprietary technology, and our competitors may be able to offer similar products and services, which would harm our competitive position.

Our success depends in part upon our proprietary technology. We rely primarily on trademark, copyright, service mark and trade secret laws, confidentiality procedures, license agreements and contractual provisions to establish and protect our proprietary rights. Despite these precautions, third parties could copy or otherwise obtain and use our technology without authorization, or develop similar technology independently. We also pursue the registration of our domain names, trademarks, and service marks in the United States. We cannot assure you that the protection of our proprietary rights will be adequate or that our competitors will not independently develop similar technology, duplicate our products and services or design around any intellectual property rights we hold.

If third parties claim that we infringe their intellectual property, it may result in costly litigation.

We cannot assure you that third parties will not claim our current or future products infringe their intellectual property rights. Any such claims, with or without merit, could cause costly litigation that could consume significant management time. As the number of product and services offerings in the crowd funding market increases and functionalities increasingly overlap, companies such as ours may become increasingly subject to infringement claims. Such claims also might require us to enter into royalty or license agreements. If required, we may not be able to obtain such royalty or license agreements, or obtain them on terms acceptable to us.

We may need additional financing.  Any limitation on our ability to obtain such additional financing could have a material adverse effect on our business, financial condition and results of operations.

Although we expect that the proceeds from the Offering will be sufficient to implement our business plan, there can be no assurance that we will not require additional capital. The raising of additional capital could result in dilution to our stockholders.  In addition, there is no assurance that we will be able to obtain additional capital if we need it, or that if available, it will be available to us on favorable or reasonable terms.  Any limitation on our ability to obtain additional capital as and when needed could have a material adverse effect on our business, financial condition and results of operations.

7

If we are unable to register the resale of the shares of Common Stock contained in the Units and the PPO Warrant Shares in a timely manner as required by the Registration Rights Agreement, we may have to pay cash penalties in connection with such failure. Our use of cash to pay such penalties may limit our ability to use such cash for other business purposes, which could have a material adverse effect on our business.

We have agreed, at our expense, to prepare and file a registration statement with the SEC within ninety (90) calendar days after the effective date of the Share Exchange. We have also agreed to use our commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within one hundred eighty (180) calendar days of filing with the SEC. The registration statement will cover the resale of the shares of Common Stock contained in the Units and the PPO Warrant Shares. There are many reasons, including some over which we have little or no control, which could delay our filing of the registration statement beyond ninety (90) days after the effective date of the Share Exchange or which could prevent the registration statement from being declared effective by the SEC, including delays resulting from the SEC review process and comments raised by the SEC during that process. In the event that the registration statement is not filed, or we fail to use our commercially reasonable efforts to have it declared effective within these timeframes, we may be required to pay cash penalties in accordance with the terms of the Registration Rights Agreement. As a result, we may be required to divert cash from other business purposes to pay such cash penalties, which could have a material adverse effect on our business.

If we fail to maintain proper and effective internal controls, our ability to produce accurate and timely financial statements could be impaired, which could harm our operating results, our ability to operate our business and investors’ views of us.

Ensuring that we have adequate internal financial and accounting controls and procedures in place so that we can produce accurate financial statements on a timely basis is a costly and time-consuming effort that will need to be evaluated frequently.  Section 404 of the Sarbanes-Oxley Act requires public companies to conduct an annual review and evaluation of their internal controls.  Our failure to maintain the effectiveness of our internal controls in accordance with the requirements of the Sarbanes-Oxley Act could have a material adverse effect on our business.  We could lose investor confidence in the accuracy and completeness of our financial reports, which could have an adverse effect on the price of our common stock. In addition, if our efforts to comply with new or changed laws, regulations, and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

Risks Relating to our Securities

Because the Share Exchange will result in a deemed a reverse acquisition, we may not be able to attract the attention of major brokerage firms, which may limit the liquidity of our Common Stock and may make it more difficult for us to raise additional capital in the future.

Additional risks may exist because the Share Exchange will be considered a “reverse acquisition” under accounting and securities regulations. Certain SEC rules are more restrictive when applied to reverse acquisition companies, such as the ability of stockholders to resell their shares of Common Stock pursuant to Rule 144. In addition, securities analysts of major brokerage firms may not provide coverage of our Common Stock following the Share Exchange because there may be little incentive for brokerage firms to recommend the purchase of our Common Stock. As a result, our Common Stock may have limited liquidity and investors may have difficulty selling it. In addition, we cannot assure you that brokerage firms will want to conduct any secondary offerings on our behalf if we seek to raise additional capital in the future. Our inability to raise additional capital may have a material adverse effect on our business.

There is not now, and there may not ever be, an active market for the Company’s Common Stock.

There currently is no public market for our Common Stock.  Further, although our Common Stock is currently quoted on the OTC Bulletin Board (the “OTCBB”) and on the OTC Markets QB Tier, trading of our Common Stock has not yet commenced. When our stock does begin to trade, such trading may be extremely sporadic.  For example, several days may pass before any shares may be traded. As a result, an investor may find it difficult to dispose of, or to obtain accurate quotations of the price of, our Common Stock.  Accordingly, investors must assume they may have to bear the economic risk of an investment in our Common Stock for an indefinite period of time.  There can be no assurance that a more active market for the Common Stock will develop, or if one should develop, there is no assurance that it will be sustained.  This severely limits the liquidity of our Common Stock, and would likely have a material adverse effect on the market price of our Common Stock and on our ability to raise additional capital.

8

We cannot assure you that the Common Stock will become liquid or that it will be listed on a securities exchange.

Until our Common Stock is listed on a national securities exchange such as the New York Stock Exchange or the Nasdaq Stock Market, we expect our Common Stock to remain eligible for quotation on the OTCBB and OTC Markets QB Tier.  In those venues, however, an investor may find it difficult to obtain accurate quotations as to the market value of our Common Stock.  In addition, if we fail to meet the criteria set forth in SEC regulations, various requirements would be imposed by law on broker-dealers who sell our securities to persons other than established customers and accredited investors.  Consequently, such regulations may deter broker-dealers from recommending or selling our Common Stock, which may further affect the liquidity of the Common Stock. This would also make it more difficult for us to raise capital.

Our Common Stock is subject to the “penny stock” rules of the SEC and the trading market in the securities is limited, which makes transactions in the stock cumbersome and may reduce the value of an investment in the stock.

The SEC has adopted Rule 15g-9 which establishes the definition of a “penny stock,” for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

•	that a broker or dealer approve a person’s account for transactions in penny stocks; and
•	the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased.

In order to approve a person’s account for transactions in penny stocks, the broker or dealer must:

•	Obtain financial information and investment experience objectives of the person; and

•	make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the SEC relating to the penny stock market, which, in highlight form sets forth:

•	the basis on which the broker or dealer made the suitability determination; and

•	that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Generally, brokers may be less willing to execute transactions in securities subject to the “penny stock” rules. This may make it more difficult for investors to dispose of common stock and cause a decline in the market value of stock.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

9

The price of our Common Stock may become volatile, which could lead to losses by investors and costly securities litigation.

The trading price of our Common Stock is likely to be highly volatile and could fluctuate in response to factors such as:

•	actual or anticipated variations in our operating results;
•	announcements of developments by us or our competitors;
•	announcements by us or our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;
•	adoption of new accounting standards affecting our Company’s industry;
•	additions or departures of key personnel;
•	sales of our Common Stock or other securities in the open market; and
•	other events or factors, many of which are beyond our control.

The stock market is subject to significant price and volume fluctuations. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been initiated against the company. Litigation initiated against us, whether or not successful, could result in substantial costs and diversion of our management’s attention and resources, which could harm our business and financial condition.

We do not anticipate dividends to be paid on our Common Stock, and investors may lose the entire amount of their investment.

Cash dividends have never been declared or paid on the Common Stock, and we do not anticipate such a declaration or payment for the foreseeable future. We expect to use future earnings, if any, to fund business growth. Therefore, stockholders will not receive any funds absent a sale of their shares. We cannot assure stockholders of a positive return on their investment when they sell their shares, nor can we assure that stockholders will not lose the entire amount of their investment.

If securities analysts do not initiate coverage or continue to cover our Common Stock or publish unfavorable research or reports about our business, this may have a negative impact on the market price of our common stock.

The trading market for the Common Stock will depend on the research and reports that securities analysts publish about our business and the Company. We do not have any control over these analysts. There is no guarantee that securities analysts will cover the Common Stock. If securities analysts do not cover the Common Stock, the lack of research coverage may adversely affect its market price. If we are covered by securities analysts, and our stock is the subject of an unfavorable report, our stock price and trading volume would likely decline. If one or more of these analysts ceases to cover the Company or fails to publish regular reports on the Company, we could lose visibility in the financial markets, which could cause our stock price or trading volume to decline.

You may experience dilution of your ownership interests because of the future issuance of additional shares of the Common Stock.

In the future, we may issue our authorized but previously unissued equity securities, resulting in the dilution of the ownership interests of our present stockholders and the purchasers of Common Stock offered hereby.  We are currently authorized to issue an aggregate of 1,650,000,000 shares of capital stock consisting of 900,000,000 shares of Common Stock and 750,000,000 shares of preferred stock with preferences and rights to be determined by the our Board of Directors. As of the closing of the Interest Purchase Agreement, there will be 72,645,255 shares of our Common Stock and 50,015,000 shares of our preferred stock outstanding.  We may also issue additional shares of our Common Stock or other securities that are convertible into or exercisable for our Common Stock in connection with hiring or retaining employees, future acquisitions, future sales of its securities for capital raising purposes, or for other business purposes.  The future issuance of any such additional shares of our Common Stock may create downward pressure on the trading price of the Common Stock.  There can be no assurance that we will not be required to issue additional shares, warrants or other convertible securities in the future in conjunction with any capital raising efforts, including at a price (or exercise prices) below the price at which shares of the Common Stock will be initially quoted on the OTCBB and the OTC markets QB Tier.

10

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following management’s discussion and analysis should be read in conjunction with the historical financial statements and the related notes thereto contained in this report. The management’s discussion and analysis contains forward-looking statements, such as statements of our plans, objectives, expectations and intentions. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including those under “Risk Factors” in this Form 8-K, that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements. The Company’s actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of several factors. The Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this report.

As the result of the Share Exchange and the change in business and operations of the Company, from engaging in the business of an e-commerce daily discount marketplace, to the business of becoming a global, equity based crowdfunding platform, a discussion of the past, pre-Share Exchange financial results of Thunder Energies Corp., is not pertinent, and under applicable accounting principles the historical financial results of Natural Consulting, LLC, the wholly owned operating subsidiary of Thunder Energies Corp., the accounting acquirer, prior to the Share Exchange are considered the historical financial results of the Company.

The following discussion highlights Natural Consulting, LLC’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Natural Consulting, LLC’s unaudited financial statements contained in this Current Report, which we have prepared in accordance with United States generally accepted accounting principles. You should read this discussion and analysis together with such financial statements and the related notes thereto.

Basis of Presentation

The unaudited financial statements for the Company’s fiscal year ended December 31, 2019, and the unaudited financial statements for the first 2 quarters of 2020. All financials are reported on an accrual basis.

11

Income Statement Fiscal Period Ended June 30, 2020

	Jan - Mar, 2020	Apr - Jun, 2020	Total
Income
Sales	1,121,735	3,804,344	4,926,079
THP Website	4,200	228,548	232,748
Total Sales	$1,125,935	$4,032,892	$5,158,827
Shipping Income	11,371	40,095	51,466
Discounts given	(6,776)	13,503	6,727
Etsy		3,210	3,210
Refunds & Discounts	2,222	(356)	1,867
IOD interest	21	36	56
Total Income	$1,132,772	$4,089,381	$5,222,153
Cost of Goods Sold
Masks	30,000	2,504,644	2,534,644
CBD	305,609	66,831	372,441
Shipping	26,475	84,066	110,540
Packaging	35,191	29,813	65,004
Labels	19,520	13,833	33,353
Delivery & Shipping	1,571	7,950	9,521
Tests	2,480	2,589	5,069
Sales Taxes on purchases	1,149	961	2,110
Total Cost of Goods Sold	$421,995	$2,710,688	$3,132,682
Gross Profit	$710,777	$1,378,693	$2,089,471
Expenses
Payroll Expenses			0
Sales Commission	13,818	319,669	333,487
Wages	94,035	117,855	211,890
Contractors & Consulting	27,362	24,548	51,910
Taxes	9,413	16,695	26,108
Total Payroll Expenses	$144,628	$478,767	$623,395
Advertising & Marketing			0
Website	36,653	32,322	68,974
Online Marketing & Printing	12,147	10,688	22,835
Tradeshows & Events	13,185	664	13,849
E-commerce platform	167	360	527
Total Advertising & Marketing	$62,152	$44,033	$106,186
Rent & Lease	20,638	42,203	62,840
Legal & Professional Services	12,700	26,400	39,100
Bank Charges & Fees			0
Square fees	11,984	14,103	26,086
TD Bank Charges & Fees	2,707	5,647	8,354
Bankcard Merch Fees		2,944	2,944
Total Bank Charges & Fees	$14,691	$22,695	$37,385
Office Supplies & Equipment	15,894	16,564	32,458
Alarm System		1,043	1,043
Total Office Supplies & Equipment	$15,894	$17,608	$33,502
Show Expenses	27,951		27,951
Shipping for purhases	11,235	14,697	25,932
Travel			0
Hotel & Lodging	4,484	5,500	9,984
Airfare	4,262	2,485	6,748
Taxis & Auto Rentals	1,520	2,946	4,466
Parking & Tolls	506		506
Total Travel	$10,773	$10,932	$21,704
Company & Travel Meals	8,447	8,330	16,778
Utilities			0
FPL	4,650	2,078	6,728
Telephone & Internet	2,106	1,899	4,005
Waste	1,499	780	2,279
Pest control	289	225	514
Total Utilities	$8,544	$4,982	$13,526
Purchases	11,736	160	11,896
Software Expenses	5,001	6,519	11,520
UPS Custom Duties		9,175	9,175
Repairs & Maintenance	5,225	3,127	8,352
Taxes & Licenses	1,682	3,697	5,380
Insurance			0
GL Insurance	894	1,766	2,660
Auto Insurance	1,188	398	1,585
Total Insurance	$2,082	$2,163	$4,245
Equipment Rental	1,500	750	2,250
Recruiting	1,008	1,164	2,172
Car & Truck			0
Gas & Fuel	1,139	830	1,969
Tag Renewal		105	105
Total Car & Truck	$1,139	$935	$2,074
Merchant Fees	661	1,274	1,935
Other charges	4	951	955
Late fee		552	552
Cleaning Services		436	436
Total Expenses	$367,692	$701,549	$1,069,241
Net Operating Income	$343,085	$677,144	$1,020,229
Net Income	$343,085	$677,144	$1,020,229

12

Balance Sheet Fiscal Period Ended June 30, 2020

	Jan - Mar, 2020	Apr - Jun, 2020
ASSETS
Current Assets
Bank Accounts
TD Bank Checking (6871)	201,967	29,098
Cash on hand	8,799	26,430
Petty Cash old	8,050	8,050
Square THP	0	2,824
TD Savings (376)	14,294	179
Total Bank Accounts	$233,110	$66,581
Accounts Receivable
Accounts Receivable (A/R)	180,635	50,142
Total Accounts Receivable	$180,635	$50,142
Other Current Assets
Inventory	0	185,000
Square Dispute		53,785
Due from HempAMPM	4,500	4,500
Total Other Current Assets	$4,500	$243,285
Total Current Assets	$418,245	$360,008
Fixed Assets
Leasehold Improvements	4,575	4,575
Total Fixed Assets	$4,575	$4,575
Other Assets
Investment - Saveene Corp		99,500
Due from TMT		40,000
Total Other Assets	$–	$139,500
TOTAL ASSETS	$422,820	$504,083
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable (A/P)	116,350	33,189
Total Accounts Payable	$116,350	$33,189
Credit Cards
Amex 9006	11,520	54,213
Total Credit Cards	$11,520	$54,213
Other Current Liabilities
Due to Yogev & Orel		185,000
Due to BH Consulting	74,440	29,440
Payroll Liabilities		0
Federal Taxes (941/944)	6,379	10,631
FL Unemployment Tax	1,951	988
Federal Unemployment (940)	626	390
Total Payroll Liabilities	$8,956	$12,009
Roman Produce Loan Payable	14,000	0
Total Other Current Liabilities	$97,396	$226,449
Total Current Liabilities	$225,266	$313,851
Long-Term Liabilities
Note Payable - SBA Disaster Loan		156,900
Note Payable - SBA PPP Loan		51,065
Total Long-Term Liabilities	$–	$207,965
Total Liabilities	$225,266	$521,816
Equity
Net Income	343,085	1,020,229
Shareholder Contributions	271,984	313,984
Retained Earnings	(248,487)	(248,487)
Owner Distributions	(169,028)	(1,103,460)
Total Equity	$197,554	$(17,733)
TOTAL LIABILITIES AND EQUITY	$422,820	$504,083

13

Income Statement Fiscal Year Ended December 31, 2019

	Jan - Mar, 2019	Apr - Jun, 2019	Jul - Sep, 2019	Oct - Dec, 2019	Total
Income
Interest		1	1	0	1
Sales	617,623	604,376	268,428	142,440	1,632,867
Sales of Product Income		747	243,939	43,230	287,916
Shipping Income	5,684	8,626	10,162	3,530	28,002
Total Income	$623,307	$613,750	$522,530	$189,200	$1,948,787
Gross Profit	$623,307	$613,750	$522,530	$189,200	$1,948,787
Expenses
Advertising & Marketing	2,046	14,061	22,188	50,523	88,818
Website development	252	4,798	16,020	126	21,196
Total Advertising & Marketing	$2,298	$18,859	$38,208	$50,649	$110,014
Ask My Accountant				(6,600)	(6,600)
Bank Charges & Fees	218	434	1,285	425	2,362
Credit Card fee		921	4,554	1,685	7,160
Total Bank Charges & Fees	$218	$1,355	$5,840	$2,110	$9,523
Booth cost			7,251		7,251
call sevrives	24	119	40		183
Commission		3,000	595		3,595
Custom Graphics	13,000	10,000			23,000
Delivery Expenses			4,968	1,636	6,604
Displays				59	59
Domain Expense			6	6	12
gas - travel	27	284			311
hotel			936		936
Insurance			1,769	1,252	3,021
Liability Insurance		1,992			1,992
Total Insurance	$–	$1,992	$1,769	$1,252	$5,012
Job Supplies				121	121
Legal & Professional Services		12,763	25,902	8,454	47,120
Meals & Entertainment	100	3,002	46		3,148
Merchandise (Products)	263,174	582,151	543,756	152,650	1,541,731
models				25	25
Office Supplies & Administrative Expeses	119	9,270	6,119	2,832	18,340
Payroll Expenses	36,116	105,642	82,241	29,014	253,013
Petty Cash		12,751	2,660		15,411
Printing Services			370	518	888
Product Supplies	464	15,077	15,679	6,070	37,290
Refund			10,897	48	10,945
Rent & Lease		28,898	22,852	33,030	84,781
Repairs & Maintenance		5,056			5,056
Service Fees			46		46
Shipping, Freight & Delivery	989	30,330	13,779	14,802	59,900
Show		47,218	68,120	14,278	129,616
Taxes & Licenses			25		25
Travel	5,392	4,057	632	4,005	14,086
Uncategorized Expense	1,000				1,000
Utilities		2,100	540	396	3,036
web services			148	20	168
website			42		42
yogi			(1)		(1)
Total Expenses	$322,920	$893,923	$853,466	$315,377	$2,385,686
Net Operating Income	$300,387	$(280,173)	$(330,936)	$(126,177)	$(436,899)
Other Income
Other Miscellaneous Income				186	186
Total Other Income	$–	$–	$–	$186	$186
Other Expenses
Other Miscellaneous Expense			462		462
Reconciliation Discrepancies		(2)			(2)
Total Other Expenses	$–	$(2)	$462	$–	$461
Net Other Income	$–	$2	$(462)	$186	$(275)
Net Income	$300,387	$(280,171)	$(331,398)	$(125,991)	$(437,173)

14

Balance Sheet Fiscal Year Ended December 31, 2019

	Jan - Mar, 2019	Apr - Jun, 2019	Jul - Sep, 2019	Oct - Dec, 2019
ASSETS
Current Assets
Bank Accounts
BH Consulting - Marquis New		0	0	122
BH Consulting LLC - Suntrust		56,728	10,779	(377)
BH Consulting LLC - Marquis		29,226	38,764	121
Cash on hand not deposited	59,000	60,580	24,911	25,807
Custom Graphics Credit Card	80,695	132,450	132,450	132,450
Nature Consulting LLC - Credit Card Payment		15,671	(0)	(0)
Nature Consulting LLC - TD Bank	33,066	8,762	480	13,033
Pinwheel - TD Bank		0	3,823	3,823
Shopify Hemp ampm - Qualia		0	0	(30)
Square - BH Marquis		0	232	0
Square - NC TD Bank		0	0	6,403
Square Via Nature		0	0	59
The Hemplug LLC TD Bank (deleted)	(62)	(35)	(35)	0
Total Bank Accounts	$172,699	$303,383	$211,404	$181,411
Accounts Receivable
Accounts Receivable (A/R)	246,119	260,957	222,501	117,857
Total Accounts Receivable	$246,119	$260,957	$222,501	$117,857
Other Current Assets
Inventory Asset		40,000	40,204	40,204
Uncategorized Asset		(1,000)	(1,000)	(1,000)
Total Other Current Assets	$–	$39,000	$39,204	$39,204
Total Current Assets	$418,818	$603,339	$473,109	$338,473
TOTAL ASSETS	$418,818	$603,339	$473,109	$338,473
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable (A/P)	118,731	258,417	28,923	136
Total Accounts Payable	$118,731	$258,417	$28,923	$136
Credit Cards
Adam Levy Credit Card		0	0	545
American Express		54,907	203,023	241,427
BH Consultant Credit Card		0	(7,770)	(11,650)
Total Credit Cards	$–	$54,907	$195,253	$230,321
Other Current Liabilities
BH Via Nature - Loan		0	0	(15,051)
Florida Department of Revenue Payable		0	112	200
Loan		0	0	0
Out Of Scope Agency Payable		0	0	0
Yogev - Loan		0	(15,000)	(35,000)
Total Other Current Liabilities	$–	$–	$(14,888)	$(49,851)
Total Current Liabilities	$118,731	$313,324	$209,287	$180,607
Long-Term Liabilities
Loan from Yizhak		100	15,100	15,100
Total Long-Term Liabilities	$–	$100	$15,100	$15,100
Total Liabilities	$118,731	$313,424	$224,387	$195,707
Equity
Opening Balance Equity	100	100	304	339
Owner's Investment	100	270,100	560,100	580,100
Retained Earnings	(500)	(500)	(500)	(500)
Net Income	300,387	20,216	(311,182)	(437,173)
Total Equity	$300,087	$289,916	$248,722	$142,766
TOTAL LIABILITIES AND EQUITY	$418,818	$603,339	$473,109	$338,473

15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of December 6, 2013, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock (our only class of voting securities), (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group.  To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our Common Stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted.  Other than the Share Exchange, to our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Nature Consulting, LLC.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
Yogev Shvo, 3017 Greene St, Hollywood, FL 33020	60,000,000	82.59

Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any of the following events during the past ten years:

•	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•	being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Transfer Agent

The transfer agent for our Common Stock is Globex Transfer, LLC. The transfer agent’s address is 780 Deltona Blvd., Suite 202, Deltona, FL 32725 and its telephone number is +1-813-344-4490.

16

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Florida Business Corporation Act and our Articles of Incorporation allow us to indemnify our officers and directors from certain liabilities and our By-Laws state that we shall indemnify every (i) present or former director or officer of us, (ii) any person who while serving in any of the capacities referred to in clause (i) served at our request as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) the Board of Directors or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii) (each an “Indemnitee”).

Our By-Laws provide that we shall indemnify an Indemnitee against all judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement and reasonable expenses actually incurred by the Indemnitee in connection with any proceeding in which he was, is or is threatened to be named as defendant or respondent, or in which he was or is a witness without being named a defendant or respondent, by reason, in whole or in part, of his serving or having served, or having been nominated or designated to serve, if it is determined that the Indemnitee (a) conducted himself in good faith, (b) reasonably believed, in the case of conduct in his official capacity, that his conduct was in our best interests and, in all other cases, that his conduct was at least not opposed to our best interests, and (c) in the case of any criminal proceeding, had no reasonable cause to believe that his conduct was unlawful; provided, however, that in the event that an Indemnitee is found liable to us or is found liable on the basis that personal benefit was improperly received by the Indemnitee, the indemnification (i) is limited to reasonable expenses actually incurred by the Indemnitee in connection with the proceeding and (ii) shall not be made in respect of any proceeding in which the Indemnitee shall have been found liable for willful or intentional misconduct in the performance of his duty to us.

Other than in the limited situation described above, our By-Laws provide that no indemnification shall be made in respect to any proceeding in which such Indemnitee has been (a) found liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the Indemnitee’s official capacity, or (b) found liable to us. The termination of any proceeding by judgment, order, settlement or conviction, or on a plea of nolo contendere or its equivalent, is not of itself determinative that the Indemnitee did not meet the requirements set forth in clauses (a) or (b) above. An Indemnitee shall be deemed to have been found liable in respect of any claim, issue or matter only after the Indemnitee shall have been so adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom. Reasonable expenses shall, include, without limitation, all court costs and all fees and disbursements of attorneys for the Indemnitee. The indemnification provided shall be applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven.

In addition to our By-Laws and our Articles of Incorporation, we have entered into an Indemnification Agreement with each of our directors pursuant to which we will be obligated to maintain liability insurance in favor of the directors serving the Company and its subsidiaries and affiliates.  We will also be required to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law and our governing documents.  We believe that entering into the contemplated agreements will help attract and retain highly competent and qualified persons to serve the Company.  The form of Indemnification Agreement is filed as an exhibit to this Current Report.

Other than discussed above, none of our By-Laws, our Articles of Incorporation or any indemnification agreement with any director of the Company includes any specific indemnification provisions for our officers or directors against liability under the Securities Act. Additionally, insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 9.01  Financial Statements and Exhibits.

In accordance with Item 9.01(a), Nature Consulting, LLC’s unaudited financial statements as of and for the year ended December 31, 2019, and as of and for the two months ended June 30, 2020, are previously presented in this filing and incorporated into this section by reference.

17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thunder Energies Corporation

By:	/s/ Yogev Shvo
Chief Executive Officer

Date:  August 14, 2020